                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934




  Date of Report (Date of earliest event reported): July 9, 1999



                  FIRST LANCASTER BANCSHARES, INC.
----------------------------------------------------------------

        (Exact name of registrant as specified in charter)



DELAWARE                        0-20899          61-1297318
----------------------------------------------------------------

(State or other jurisdiction  (Commission    (I.R.S. Employer
   of incorporation)          File Number)   Identification No.)



208 LEXINGTON STREET, LANCASTER, KENTUCKY             40444-1131
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (606)792-3368

ITEM 5.   OTHER EVENTS.
          ------------
     On July 9, 1999, the Board of Directors of the Registrant announced that it was commencing a stock repurchase program to acquire up to 45,544 shares of its common stock, representing approximately 5% of the outstanding common stock. Additionally, the Registrant announced its semi-annual cash dividend of $.30 per share to be paid on July 30, 1999, to shareholders of record as of July 16, 1999.

     Further information regarding the stock repurchase and the cash dividend is set forth in a press release dated July 9, 1999, attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          -----------------------------------------------------
          AND EXHIBITS.
          ------------

     The following exhibits are being filed as part of this Current Report on Form 8-K:

     Number              Description
    -------              -----------

     99.1                Press Release issued July 9, 1999

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     FIRST LANCASTER BANCSHARES, INC.




                     By:   /s/ Virginia R. S. Stump
                           _____________________________________
                           Virginia R. S. Stump
                           President and Chief Executive Officer


Date: July 16, 1999